Investor Presentation
March 30, 2006
The Power of People and Ideas

Agenda
▪
Metaldyne Overview
▪
Product/Customer Strategy
▪
Sales Update
▪
Financial Review

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry
Metaldyne Product Structure

REVENUE
Adjusted EBITDA
CAPEX
Discussion Points
Revenue growth despite Big Three market share losses
and troubled economic environment.
Growing EBITDA over last four years despite economic
challenges and heavy leasing to finance large book of
business growth.
CAPEX stabilizing after above normal expenditures to
change business model.
Business model maturing – 2006 expected to provide
solid EBITDA growth and CAPEX reduction.
Continuing Operations (excludes NA Forging)
Summary of Metaldyne Performance

2005 Highlights
Market Performance
$316.2  Million 2005 YTD in new business awards
▪
New Castle awarded front wheel end assembly for North American OEM
▪
Greensboro awarded knuckle/hub assembly for North American OEM
▪
Korea and Fremont Awarded Balance Shaft Modules
▪
Hamburg and North Vernon Awarded Exhaust Products and Connecting Rods
▪
Ridgway awarded spacer/sprockets/gears for North American OEM
▪
Barcelona and Lyon Awarded Engine NVH Products
▪
Zell awarded diff/pinion/side gears for European OEM
▪
Chassis – China awarded lower control arms and knuckles for North American OEM
▪
Material recovery efforts achieved at budgeted level

2005 Highlights
Other Key Initiatives
▪
Completed sale of non core North American Forging Business
▪
Received Hyundai Supplier award
▪
GM and Hyundai Connecting Rod Launches
▪
PSA NVH Product Launch
▪
Facility Groundbreaking in Suzhou, China
▪
DCX Conn Rod program (major resource from a competitor) – approximately $5-6M of annual EBITDA contribution with minimal capital investment required (less than six months payback)
▪
Significant improvement in Company’s liquidity position
▪
Completed partial restructuring of balance sheet in early 2006
–
Covenant relief through 2009
–
Raised $50 million of Term D
▪
New AR Securitization with GE
▪
Equipment facility loan completed with approximately $10 million of open capacity

Revenue Growth vs. Ford/GM
   Metaldyne has increased sales over
last five years despite overall production
declines from the two market share
leaders
Metaldyne Net Sales vs. Ford/GM Build
(2.9%)
16.5%
8.9%

The Power of People and Ideas
Product/Customer Strategy

Metaldyne, along with other auto suppliers such as Borg Warner, Johnson
Controls, Bosch, etc. have had market and economic success while others have suffered.
Differentiation has been required to succeed. Specifically, Metaldyne has focused on the following:
–
Prioritized program initiatives to DaimlerChrysler in North America by facilitating
DaimlerChrysler’s ongoing restructuring efforts (e.g. Acquisition of New Castle).
–
Superior process engineering and optimization (e.g. Powdered metal products).
–
Continued to expand Asian R&D and manufacturing footprint.
–
Continued to grow new and existing Asian business.
Metaldyne’s Response to Competitive Landscape
Metaldyne Business

Background
•
In December 2003, Metaldyne acquired DCX’s New
Castle, IN chassis facility.
•
Prior to the acquisition, New Castle had negative  $28M in
EBITDA.
•
In the first year after acquisition and integration into the
“Metaldyne Operating System”, New Castle achieved over
$50 million in EBITDA.
•
Today Metaldyne is the 2nd largest supplier of knuckle
and corner assemblies in North America and is expanding
in Europe.
Key Drivers of Success
•
Rapid implementation of the “Metaldyne Operating System” changed the culture and operations of the facility.
•
Strong working relationships with organized labor enabled introduction of comprehensive new wage and benefit program enabling 64% reduction in total labor expense.
•
Financial system visibility in common format clearly showing profitability drivers.
$mils.
Differentiator: Prioritize DCX in North America

Background
•
Major producer of forged connecting rods for 20 years
•
Forged connecting rods displacing older and more costly
technologies.
•
Metaldyne has benefited from this trend as revenues and
EBITDA have averaged growth of 9% and 12%,
respectively, over the last four years.
•
Today, Metaldyne has the #1 market share in the world in
powder metal connecting rods.
•
In 2003, Metaldyne built a new facility in Ramos Arizpe to
become the first (and only) fully integrated machining
source for completed PM connecting rod assemblies in the
world.
Keys Drivers of Success
•
Relentless process engineering and optimization.  Have improved cycle time on forging press from under 8k rods per day to nearly 18k per day.  Implemented and continue to optimize consistent process.
•
Outstanding quality, reporting a 0% defect rate in 2004 and very efficient process of forming finished dimensions resulting in less than 1% material loss in machining.
Differentiator: Superior Process Engineering

Existing Facility in 2001
New Since 2001
AMERICAS
Canada
Mexico
Brazil
EUROPE
United Kingdom
France
Germany
Czechia
Italy
Spain
ASIA
Japan
Korea
China
India
Sales
and /or
R&D
Engine
Products
PM & Con
Rod
Vibration
Control
Hydraulic
Controls
Chassis Products
Forgings
United tates
Driveline
Products
06
07
TBD
06
06
06
06
Differentiator: Asian Footprint Expansion

Honda Background
•
Metaldyne was recently offered to take
over the production of approximately 11
million connecting rods from Honda.  As a
result, Metaldyne’s business will quintuple
by 2010.
Chery Opportunity
•
Metaldyne has been requested to present its technology offerings to Cherry engineers in China this coming June.
•
Interest in similar products to Hyundai.
Nissan/Renault & Toyota
•
Less than $20 million revenue in 2001.
•
Current and launching programs include: balance shaft modules, chassis components, various engine components, driveline components and transmission valve bodies are under negotiations.
Differentiator: Japanese OEM Business Growth

Background
•
In 2000, Metaldyne had no Hyundai business.
•
In 2004, Metaldyne launched a new facility in Korea to support
Hyundai’s global engine requirements.
•
In 2005, Hyundai revenue reached $27 million, and in 2009
Hyundai will become Metaldyne’s 4th largest customer in the world with over $110 million in annual revenue.
•
And with recently announced new engine programs, sales to
Hyundai could exceed $200 million annually early in the next decade.
•
Metaldyne was named Hyundai supplier of the year in 2005.
Keys Drivers of Success
•
Technology differentiation played key role in Hyundai’s attraction to Metaldyne, especially around its total systems approach to improving an engine’s Noise Vibration and Harshness characteristics.
•
Hosted “tech day” for over 1,200 Hyundai employees in Korea discussing Metaldyne technology and opportunities to work together.  616 attendees identified interest across Metaldyne’s range of product and technology offerings.
•
Excellent relationships with engineering community at Hyundai.
•
Forged successful relationships with local government for tax and investment incentives.
Differentiator: New Asian Business Growth

Key Attributes
12 plants (2 joint), 7 countries, and 2,700
employees
Three business units focused on mini corner
technology / growth
Maximizing New Castle integration
Growing Mexican and Asian footprint
Leveraging Ford EUCD in Europe
Chassis
NC-M
Operations
Chassis
Products
Chassis
Europe
Key Attributes
22 plants (2 joint), 11 countries, 1 foreign JV, and
4,100 employees
Three business units focused on predominantly
proprietary technologies in such areas as powder metal, forged powdered metal, NVH, and exhaust capabilities
Technology provides differential and premium
price/margin
Solid financial performance and track record
Declining compensation to sales ratio
Powertrain
Sintered
Products
Vibration
Controls
Powertrain
Products
Group Overview

Metaldyne’s Top Global Competitors
Connecting Rods
Competitors:
GKN
Stackpole
Sinterstahl
Mahle
Balance Shaft
Modules
Competitors:
Hitachi-Unisin
Mitel
Magna
Aisin Seiki
Differential Case
Assemblies
Competitors:
American Axle
Dana
Linamar
GNDO
Clutch Modules
Competitors:
Linamar
Magna-Steyr
BorgWarner
Competitors:
TRW
Hayes
Lemmerz
Linamar
Uniboring
Valve Bodies
Competitors:
Trace
Honsel
Aisin
Linamar
Damper /Isolation
       Pulleys
Competitors:
F-Nok
Palysis
EaglePicher
Hasses Verde
Competitor Landscape
Mini Corner
Assemblies

Growth Strategy:
Increase Value-Add
Content
Pursue OEM Outsourcing
Connecting Rods
Key Products

Growth Strategy:
Increase Value-Add
Content
Expand Core
Capabilities Globally
Balance Shaft
Modules
Key Products

Growth Strategy:
Increase Value-Add
Content
Pursue OEM Outsourcing
Differential Modules
Key Products

Growth Strategy:
Increase Value-Add
Content
Expand Core
Capabilities Globally
Key Products

Growth Strategy:
Increase Value-Add Content
Pursue OEM Outsourcing
Acquire Strategic OEM
Business
Leverage Market
Consolidation
Expand Core Capabilities
Globally
Mini Corner
Assemblies
Key Products

Growth Strategy:
Increase Value-Add
Content
Expand Core
Capabilities Globally
Key Products

Growth Strategy:
Increase Value-Add
Content
Leverage Market
Consolidation
Damper Isolation
Pulleys
Key Products

The Power of People and Ideas
Sales Update

2006
Customer Mix
8% Asian OEMs
17% Asian OEMs
(1)                 Sales to end vehicle platforms (sees through Tier 1 sales relationships)
(2)                 Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession);
“highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other “tracking” business that has been quoted to the customer
2009
$ in
mils.

2006 New Program Launches	Peak Sales (millions)
Knuckles/Mini Corner Modules	41.6
Control Arms	8.6
Dampers	16.3
Connecting Rods	35.6
Valve Bodies	25.2
Differential Gears/Assemblies	64.3
Balance Shaft Modules	30.7
Wheel Hubs	10.6
Other	160.9
2006 New Program Launches Approximately $400 million
Balance Shaft
Modules
Mini Corner
Assemblies
Valve Bodies
Connecting Rods
Differential Case
Assemblies
2006 New Program Launches

The Power of People and Ideas
Financial Review

2005 Highlights
Operating Performance
Sales from continuing operations of $1.9 billion vs. $1.7 billion in 2004
–
Metaldyne revenue growth of 11.4% versus “Big 3” production fall of 4.3%
–
Key driver of sales increases were New Castle (+ $87M), Sintered (+ $40M)
and Powertrain Products (+20M)
Adjusted EBITDA from continuing operations of $161.0 million versus prior year of
$145.5 million
–
2005 includes $21.6 million of fixed asset losses and loss on idle leased assets that are INCLUDED in calculation of EBITDA
–
2005 and 2004 EBITDA includes $9.9 million and $2.0 million in one time
FAS 106 gain respectively
Several other large non cash losses were included in full year results including a loss for the sale of our NA Forging operations, a write down of our deferred tax asset position and a loss from our 24% ownership interest in TriMas

2005 Highlights (continued)
■▪
Key drivers of EBITDA year-to-year are as follows:
Net Volume                                                                              $16 million
Independent Investigation Fees                                                   18 million
Restructuring                                                                            (1 million)
FAS 106/87 Gains                                                                      8 million
Fixed Asset Losses/Loss on Idle Leased Assets                        (19 million)
Material/Cost Reduction/Other                                                     1 million
Incremental Lease Costs                                                           (8 million)
EBITDA Change                                                                     $15 million
▪
Equity Loss From Affiliates on Income Statement includes  $11 million for
TriMas loss on discontinued operations

Metaldyne Undrawn Commitments at 1-01-06
(1)    Proforma liquidity assumes that NA Forging was sold on 1/1/06.

Recent Quarter End Undrawn
Commitments
▪
North American Forging
divestiture – closed 3/10/06
▪
Equipment Financing Facility –
Completed on 12/20/05
–
Utilized approx. $11M with approx.
$9M additional to be used in first
half of 2006
▪
Operating Performance
–
EBITDA growth combined with
capital spending reduction
▪
Alternative Opportunities
–
Buyout aged/accretive operating
leases
–
TriMas stock
Strategy for Achieving Quarter End
Liquidity between 7-10% of Sales
Proforma impact of
NAF sale, bank
amendment and Term
D raise
Liquidity Update

BIG 3 OEM	CSM Forecast of Projection	Metaldyne Sales Forecast for each customer	Est. Percentage of Metaldyne’s 2006 Revenue	Drivers of Metaldyne Performance
DCX	(1.6%)	7.4%	35.4%	C/D platform KJ/KK W164/V251
Ford	(3.2%)	(2.5%)	18.3%	U152/251 U222/228 P2
GM	(1.1%)	3.4%	12.4%	Epsillon MS 2000 GMT 900
NAFTA “Big 3” Sales

Capex
($ in millions)

($ in milliions)
Q1 2006 Preliminary Outlook

The Power of People and Ideas

The Power of People and Ideas
Appendix

Financial Statement Quarterly Detail
(1)Proforma liquidity assumes that NA Forging was sold on 1/1/06.
In 1,000’s

Financial Performance
($ in thousands)

Operating Groups – 2005 Results

Corporate Bridge
($ in millions)

     Income Statement
($ in millions – except per share data)

     Summary Balance Sheet
($ in millions)

Amendment & Consent Overview
The Company received lender consent on divestiture of its North American Forging business, covenant relief, and new money to enhance its liquidity profile as follows:
Consent to divestiture of the Company’s North American Forging business with net proceeds of approximately $116 million used to pay down debt as follows:
▪
Mandatory prepayment of $25.0 million of Term Loan D
▪
Mandatory prepayment of $45.0 million of leases (collateral provided to banks)
–
$49 million paydown of operating leases to date:
▪
Approximately $11 million to buyout of NA Forging leases
▪
Approximately $38 million to opportunistically eliminate approximately $10 million in annual leasing expense
▪
Investigating opportunity to pay off additional leases
▪
Remainder used at the Company’s discretion to pay down portions of Revolver outstandings,
A/R facility outstandings and/or additional leases
Provide covenant relief (schedule to follow)
Allow up to $50 million of additional Term Loan D with net proceeds to be used at the
Company’s discretion to pay down portions of Revolver outstandings, A/R facility outstandings and/or additional leases
In aggregate, these measures are expected to increase undrawn commitments by approximately $69 million

Underlying assets of off-balance sheet leases pledged to banks as new collateral
Any excess proceeds from North American Forging sale not reinvested in business after 365 days will be swept and applied to the Term Loan D
Adjust capital expenditures basket as follows:
2006                               $80 million (no prior carry-forward)
2007                               $90 million
2008; thereafter             $95 million
1 year carry-forward of unused portion from 2006 onward
20% of future acquired assets
Consolidated Amendment & Consent Overview
Sources
Net cash proceeds from NA Forging                   $120.2
 Term loan                                                                     50.0
Assign IRB                                                                       7.5

Total Sources                                                          $177.7
Uses
Paydown of A/R and R/C Facility                             $91.3
($31.5 mm required)
Paydown of Leases ($45.0 mm required)           48.7
Paydown of Term Load D (all mandatory)           25.0
Fees and expenses                                                   5.0 5.0
Total Uses                                                               177.7

Provide covenant relief as follows:
Increase R/C coupon by 25 bps as follows:
Eliminate any remaining baskets for sale/leasebacks on existing assets
Amendment & Consent Overview

($ in Millions)
Net Income to EBITDA Bridge

($ in Millions)
Net Income to Bank EBITDA Bridge